UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2017

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2017, the Federal Home Loan Bank of Topeka (FHLBank) announced the election of Andrew C. Hove, Jr., Richard S. Masinton, Mark J. O’Connor, and Gregg L. Vandaveer. The election of these directors was reported under Item 5.02 of FHLBank’s Current Report on Form 8-K dated November 7, 2017. At the time of such report, the committees of FHLBank’s Board of Directors to which Messrs. Hove, Masinton, O’Connor and Vandaveer would be named had not been determined.

This Form 8-K/A reports that on December 15, 2017, the chair of FHLBank’s Board of Directors for 2018 approved the following committee appointments for 2018:

Audit
Mark W. Schifferdecker, Chair
Milroy A. Alexander
Robert E. Caldwell, II
Holly Easterling
Michael B. Jacobson
Neil F.M. McKay
Thomas H. Olson, Jr.
Bruce A. Schriefer

Housing & Governance
Milroy A. Alexander, Chair
Donald R. Abernathy, Jr.
Andrew C. Hove, Jr.
Jane C. Knight
L. Kent Needham
Thomas H. Olson, Jr.
Douglas E. Tippens
Gregg L. Vandaveer

Risk Oversight
Bruce A. Schriefer, Chair
Andrew C. Hove, Jr.
Jane C. Knight
Richard S. Masinton
L. Kent Needham
Mark J. O’Connor
Donde L. Plowman
Mark W. Schifferdecker

Compensation, Human Resources and Inclusion
Richard S. Masinton, Chair
Milroy A. Alexander
Robert E. Caldwell, II
G. Bridger Cox
Donde L. Plowman
Mark W. Schifferdecker
Bruce A. Schriefer
Douglas E. Tippens

Operations
Michael B. Jacobson, Chair
Donald R. Abernathy
Holly Easterling
Neil F.M. McKay
Mark J. O’Connor
Thomas H. Olson, Jr.
Douglas E. Tippens
Gregg L. Vandaveer

Executive
G. Bridger Cox, Chair
Robert E. Caldwell, II, Vice Chair
Milroy A. Alexander
Michael B. Jacobson
Richard S. Masinton
Mark W. Schifferdecker
Bruce A. Schriefer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 20, 2017	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: EVP, Chief Compliance and Ethics Officer and General Counsel